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                                                                   EX-99.B(h)(2)

                                    EXHIBIT A

                                   PORTFOLIOS

        THIS EXHIBIT A, dated as of the date set forth below, is Exhibit A to that certain Accounting Services Agreement dated as of September 1, 2002 between PFPC INC. and each of WELLS FARGO FUNDS TRUST, WELLS FARGO CORE TRUST (now WELLS FARGO MASTER TRUST) and WELLS FARGO VARIABLE TRUST.

                             WELLS FARGO FUNDS TRUST

NAMES OF PORTFOLIOS                             EXISTING CLASSES
-------------------                             ----------------

EFFECTIVE 10/1/2002

SIFE Specialized Financial Services Fund        A, B, C

EFFECTIVE 11/29/2002

High Yield Bond Fund                            A, B, C

EFFECTIVE 1/21/2003

California Limited Term Tax-Free Fund           A, C, Institutional
California Tax-Free Fund                        A, B, C, Institutional
Colorado Tax-Free Fund                          A, B, Institutional
Minnesota Tax-Free Fund                         A, B, Institutional
National Limited Term Tax-Free Fund             Institutional
National Tax-Free Fund                          A, B, C, Institutional
Nebraska Tax-Free Fund                          Institutional

EFFECTIVE 1/27/2003

Asset Allocation Fund                           A, B, C, Institutional
Income Fund                                     A, B, Institutional
Income Plus Fund                                A, B, C
Index Allocation Fund                           A, B, C
Intermediate Government Income Fund             A, B, C, Institutional
Limited Term Government Income Fund             A, B, Institutional

EFFECTIVE 2/10/2003

California Tax-Free Money Market Fund           A, Service

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California Tax-Free Money Market Trust          Single Class
Cash Investment Money Market Fund               Service, Institutional
Government Money Market Fund/1/                 A, Service, Institutional
Liquidity Reserve Money Market Fund             Investor
Minnesota Money Market Fund                     A
Money Market Fund                               A, B
Money Market Trust                              Single Class
National Tax-Free Money Market Fund/2/          A, Service, Institutional
National Tax-Free Money Market Trust            Single Class
Overland Express Sweep Fund                     Single Class
Prime Investment Money Market Fund/3/           Service, Institutional
Treasury Plus Money Market Fund/4/              A, Service, Institutional
100% Treasury Money Market Fund                 A, Service

EFFECTIVE 2/24/2003

Equity Index Fund                               A, B
Growth Fund                                     A, B, Institutional
International Equity Fund                       A, B, C, Institutional
Montgomery Mid Cap Growth Fund                  A, B, C
Small Cap Growth Fund                           A, B, C, Institutional
Small Cap Opportunities Fund                    Institutional
Specialized Health Sciences Fund                A, B, C
Specialized Technology Fund                     A, B, C

EFFECTIVE 2/28/2003

Inflation-Protected Bond Fund                   A, B, C, Institutional

----------
/1/ Effective as of the close of business on July 25, 2003: (i) Institutional
    Class shares of the Government Money Market Fund were established, and (ii) the existing Institutional Class shares of the Government Institutional Money Market Fund were merged into the newly created Institutional Class shares of the Government Money Market Fund.

/2/ Effective as of the close of business on July 25, 2003: (i) Class A shares of the National Tax-Free Institutional Money Market Fund were established,
    (ii) the existing Class A shares of the National Tax-Free Money Market Fund were merged into the newly created Class A shares of the National Tax-Free Institutional Money Market Fund, and (iii) the name of the National Tax-Free Institutional Money Market Fund was changed to National Tax-Free Money Market Fund.

/3/ Effective as of the close of business on July 25, 2003: (i) Institutional
    Class shares of the Prime Investment Money Market Fund were established, and
    (ii) the existing Institutional Class shares of the Prime Investment Institutional Money Market Fund were merged into the newly created Institutional Class shares of the Prime Investment Money Market Fund.

/4/ Effective as of the close of business on July 25, 2003: (i) Class A shares of the Treasury Plus Institutional Money Market Fund were established, (ii) the existing Class A shares of the Treasury Plus Money Market Fund were merged into the newly created Class A shares of the Treasury Plus Institutional Money Market Fund, and (iii) the name of the Treasury Plus Institutional Money Market Fund was changed to Treasury Plus Money Market Fund.

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EFFECTIVE 3/3/2003

Outlook Today Fund                              A, B, C, Institutional
Outlook 2010 Fund                               A, B, C, Institutional
Outlook 2020 Fund                               A, B, C, Institutional
Outlook 2030 Fund                               A, B, C, Institutional
Outlook 2040 Fund                               A, B, C, Institutional

EFFECTIVE 3/24/2003

Diversified Bond Fund                           Institutional
Diversified Equity Fund                         A, B, C, Institutional
Diversified Small Cap Fund                      Institutional
Equity Income Fund                              A, B, C, Institutional
Growth Balanced Fund                            A, B, C, Institutional
Growth Equity Fund                              A, B, C, Institutional
Index Fund                                      Institutional
Large Cap Appreciation Fund                     A, B, C, Institutional
Large Company Growth Fund                       A, B, C, Institutional
Moderate Balanced Fund                          Institutional
Small Company Growth Fund                       Institutional
Small Company Value Fund                        A, B, C, Institutional
Stable Income Fund                              A, B, Institutional
Strategic Growth Allocation Fund                Institutional
Strategic Income Fund                           Institutional
Tactical Maturity Bond Fund                     Institutional
WealthBuilder Growth Balanced Portfolio         Single Class
WealthBuilder Growth and Income Portfolio       Single Class
WealthBuilder Growth Portfolio                  Single Class

EFFECTIVE 6/9/2003

Montgomery Emerging Markets Focus Fund          A, B, C, Institutional
Montgomery Institutional Emerging Markets Fund  Select
Montgomery Short Duration Government Bond Fund  A, B, C, Institutional
Montgomery Small Cap Fund                       A, B, C, Institutional
Montgomery Total Return Bond Fund               A, B, C, Institutional, Select

EFFECTIVE 6/30/2003

Stable Income Fund                              C

EFFECTIVE 7/31/2003

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Cash Investment Money Market Fund               Administrator
Government Money Market Fund                    Administrator

TO BE EFFECTIVE UPON FUND LAUNCH

Large Cap Value Fund                            A, B, C, Institutional
Overseas Fund                                   A, B, C, Institutional

                            WELLS FARGO MASTER TRUST

NAMES OF PORTFOLIOS                             EXISTING CLASSES
-------------------                             ----------------

EFFECTIVE 3/24/2003

Disciplined Growth Portfolio                    Single Class
Equity Income Portfolio                         Single Class
Index Portfolio                                 Single Class
International Equity Portfolio                  Single Class
Large Cap Appreciation Portfolio                Single Class
Large Company Growth Portfolio                  Single Class
Managed Fixed Income Portfolio                  Single Class
Small Cap Basic Value Portfolio                 Single Class
Small Cap Index Portfolio                       Single Class
Small Company Growth Portfolio                  Single Class
Small Company Value Portfolio                   Single Class
Stable Income Portfolio                         Single Class
Strategic Value Bond Portfolio                  Single Class
Tactical Maturity Bond Portfolio                Single Class

TO BE EFFECTIVE UPON FUND LAUNCH

Large Cap Value Portfolio                       Single Class
Overseas Portfolio                              Single Class

                           WELLS FARGO VARIABLE TRUST

NAMES OF PORTFOLIOS                             EXISTING CLASSES
-------------------                             ----------------

EFFECTIVE 1/13/2003

Asset Allocation Fund                           Single Class
Equity Income Fund                              Single Class
Equity Value Fund                               Single Class
Growth Fund                                     Single Class

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International Equity Fund                       Single Class
Large Company Growth Fund                       Single Class
Money Market Fund                               Single Class
Small Cap Growth Fund                           Single Class
Total Return Bond Fund                          Single Class

The foregoing list of Portfolios is agreed to as of August 5, 2003.

WELLS FARGO FUNDS TRUST                         PFPC INC.

By:    /s/ C. David Messman                By:  /s/ Neal J. Andrews
       --------------------                     -------------------

Name:  C. David Messman                           Name:  Neal J. Andrews

Title: Secretary                                  Title: Senior Vice President

WELLS FARGO MASTER TRUST

By:    /s/ C. David Messman
       --------------------

Name:  C. David Messman

Title: Secretary

WELLS FARGO VARIABLE TRUST

By:    /s/ C. David Messman
       --------------------

Name:  C. David Messman

Title: Secretary